EXHIBIT 10.3.13
Senior Term C Note

Purchaser: American Capital Strategies, Ltd.	Horseheads, New York
Principal Amount: $4,000,000	October 29, 2004
          For value received, the undersigned, IST Acquisitions, Inc., a Delaware corporation (“Parent”), Imaging and Sensing Technology Corporation, a New York corporation (“Borrower”), I.S. Technology de Puerto Rico, Inc., a Delaware corporation, IST Instruments, Inc., a New York corporation, Imaging and Sensing Technology International Corp., a New York corporation, IST Conax Nuclear, Inc., a New York Corporation, and Quadtek, Inc., a Washington corporation (the “Subsidiaries,” and, together with Parent and Borrower, the “Loan Parties”), hereby jointly and severally promise to pay to the order of the Purchaser set forth above (the “Purchaser”) the principal amount set forth above or, if less, the aggregate unpaid principal amount of this Senior Term C Note (the “Senior Term C Note”) set forth above, payable at such times, and in such amounts, as are specified in the Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004, among the Loan Parties, American Capital Financial Services, Inc., as Agent, and the other parties thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Amended Purchase Agreement”).
          The Loan Parties jointly and severally promise to pay interest on the unpaid principal amount of this Senior Term C Note from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Amended Purchase Agreement.
          Both principal and interest are payable in the lawful money of the United States of America as follows:
If by U.S. Mail to:
American Capital Financial Services, Inc., as Agent
ACS Funding Trust I, NW 7941
P.O. Box 1450
Minneapolis, MN 55485-7941
If by Overnight Service to:
NW 7941 c/o Regular ACS Funding Trust I
1350 Energy Lane, Suite 200
St. Paul, MN 55108
If by wire transfer to:
Wells Fargo Bank, N.A.
ABA xxxxxxxxx
Account Name: ACS Funding Trust I
Account #: xxxx-xxxxxx
          This Senior Term C Note is one of the Senior Term C Notes referred to in, and is entitled to the benefits of, the Amended Purchase Agreement. Capitalized terms used herein and not defined herein are used herein as defined in the Amended Purchase Agreement.
          The Amended Purchase Agreement, among other things, (i) provides for the purchase of the Senior Term C Notes by the Purchaser in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Loan Parties resulting from such purchase being evidenced by this Senior Term C Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Senior Term C Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.
          This Senior Term C Note is secured as provided in the Security Documents.
          Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Loan Parties.
          This Senior Term C Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          In witness whereof, the Loan Parties have caused this Senior Term C Note to be executed and delivered by their respective duly authorized officer as of the day and year and at the place set forth above.

LOAN PARTIES: IST ACQUISITIONS, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IST CONAX NUCLEAR, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer

I.S. TECHNOLOGY de PUERTO RICO, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IST INSTRUMENTS, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer

QUADTEK, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
	Title:	Chief Executive Officer